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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       August 27, 1999
                                                --------------------------------

                          Special Devices, Incorporated
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         Delaware                   0-19330                     95-3008754
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

14370 White Sage Road, Moorpark, California                        93021
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code        (805) 553-1200
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report.)




   POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM
   DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.          SEC 873 (1/99) 1 OF 6



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 27, 1999, Special Devices, Incorporated (the "Company") dismissed KPMG LLP as its independent accountants and appointed
PricewaterhouseCoopers LLP as auditors for the Company as of August 27, 1999. The Audit Committee of the Company's Board of Directors recommended the change in independent accountants and the change was approved by the Board of Directors.

         KPMG LLP's reports on the financial statements for the two most recent fiscal years ended October 31, 1997 and 1998, did not contain an adverse opinion, disclaimer of opinion, or qualification or modification as to audit scope or accounting principles. Furthermore, during the two most recent fiscal years and through August 27, 1999, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused that firm to make reference to the subject matter of such disagreements in connection with their reports.

         The Company has requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 2, 1999, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  EXHIBITS

         Exhibit Number and Description

         16.1 Letter from KPMG LLP to the Securities and Exchange Commission


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Special Devices, Incorporated
                                       ------------------------------------
                                                   (Registrant)

Date      September 2, 1999            /s/ Joseph A. Stroud, EVP & CFO
     ----------------------------                  (Signature)*


*Print name and title of the signing officer under this signature

                                                                  SEC 873 5 of 5

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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   16.1      Letter from KPMG LLP to the Securities and Exchange Commission